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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 23, 2002

                       Vertex Pharmaceuticals Incorporated
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                        000-19319                   04-3039129
(state or other jurisdiction          (Commission File Number)         (IRS Employer
    of incorporation)                                                Identification No.)


                               130 WAVERLY STREET
                               CAMBRIDGE, MA 02139
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 444-6100

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ITEM 5.   OTHER EVENTS.

On May 23, 2002, Lynne H. Brum, the Company's Vice President of Corporate Development and Communications, entered into a plan with Goldman, Sachs & Co., pursuant to which Goldman will undertake to sell, subject to a limit order, an aggregate of 23,816 shares of the Company's stock issuable upon exercise of options held by Ms. Brum. Sales under the plan are to begin no earlier than 90 days after adoption of the plan, and will take place at specified intervals between August 29, 2002 and August 14, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VERTEX PHARMACEUTICALS INCORPORATED
                                  (Registrant)



Date:  May 24, 2002               /s/ IAN F. SMITH
                                  ------------------------------------------
                                  Vice President and Chief Financial Officer